UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☐

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

L3HARRIS TECHNOLOGIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V31886-P05586-Z86968 L3HARRIS TECHNOLOGIES, INC. 2024 Annual Meeting of Shareholders Vote by April 18, 2024 11:59 PM ET You invested in L3HARRIS TECHNOLOGIES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 19, 2024. Vote Virtually at the Meeting* April 19, 2024 1:00 PM Eastern Time Virtually at: www.virtualshareholdermeeting.com/LHX2024 Get informed before you vote View the Notice of 2024 Annual Meeting of Shareholders and Proxy Statement and Annual Report for Fiscal Year Ended December 29, 2023 online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 5, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. L3HARRIS TECHNOLOGIES, INC. 1025 WEST NASA BOULEVARD MELBOURNE, FL 32919

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors for a Term Expiring at the 2025 Annual Meeting of Shareholders	
	Nominees:	
1a.	Sallie B. Bailey	For
1b.	Peter W. Chiarelli	For
1c.	Thomas A. Dattilo	For
1d.	Roger B. Fradin	For
1e.	Joanna L. Geraghty	For
1f.	Kirk S. Hachigian	For
1g.	Harry B. Harris, Jr.	For
1h.	Lewis Hay III	For
1i.	Christopher E. Kubasik	For
1j.	Rita S. Lane	For
1k.	Robert B. Millard	For
1l.	Edward A. Rice, Jr.	For
1m.	William H. Swanson	For
1n.	Christina L. Zamarro	For
2.	Approval, in an Advisory Vote, of the Compensation of Named Executive Officers as Disclosed in the Proxy Statement	For
3.	Approval of the L3Harris Technologies, Inc. 2024 Equity Incentive Plan	For
4.	Ratification of Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm for Fiscal Year 2024	For
5.	Approval of an amendment to our Restated Certificate of Incorporation to limit liability of officers as permitted by law	For
6.	Shareholder Proposal titled “Transparency in Lobbying”	Against

NOTE: If the voting instruction card is properly executed, then the undersigned's shares will be voted in the manner instructed therein, or if no instruction is provided, then either as the Board of Directors recommends or, if the undersigned is a participant in the L3Harris Stock Fund through any retirement plan sponsored by L3Harris Technologies, Inc., as may otherwise be provided in the plan. **The named proxies also are authorized, in their discretion, to consider and act upon such other business as may properly come before the 2024 Annual Meeting or any adjournments or postponements thereof.**

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V31887-P05586-Z86968